Exhibit 10.1

EVINE LIVE, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (including the exhibits and schedules hereto, this “Agreement” and together with all substantially similar agreements executed in connection with the Offering, the “Purchase Agreements”) is made as of September 14, 2016, by and among EVINE Live Inc., a Minnesota corporation with its principal office at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344 (the “Company”), and the purchaser listed on the attached signature page (the “Purchaser”).

Recitals

A.           The Company has authorized the sale and issuance of up to an aggregate 5,952,381 shares of the common stock of the Company, $0.01 par value per share (the “Common Stock”) and warrants to purchase up to 2,976,190 additional shares of Common Stock, to certain investors, including the Purchaser, in a private placement (the “Offering”) pursuant to agreements with each investor substantially in the form of this Agreement.

B.           In connection with the Offering, the Company has also granted to each investor, including the Purchaser, individually, an option to purchase additional shares of Common Stock (the “Option Shares”) and warrants (such additional warrants the “Option Warrants”) beginning on the 31st day following the Closing and ending on the date that is 180 days following the Closing (the “Option”, and the Option Shares and the shares underlying the Option Warrants, the “Option Securities”).

C.           Pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506(b) promulgated thereunder, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company (i) the aggregate number of shares of Common Stock set forth on the Purchaser’s signature page to this Agreement, (ii) a Warrant to purchase the aggregate number of shares of Common Stock set forth on the Purchaser’s signature page to this Agreement and (iii) an Option with respect to the Option Securities set forth on the Purchaser’s signature page to this Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Terms and Conditions

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.           Purchase of the Securities and Grant of the Option.

1.1           Agreement to Sell and Purchase. At the Closing (as hereinafter defined), the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, (i) the aggregate number of shares of Common Stock set forth on the Purchaser’s signature page to this Agreement (the “Shares”), (ii) a Warrant to purchase the aggregate number of shares of Common Stock set forth on the Purchaser’s signature page to this Agreement (the “Warrant”), and (iii) an Option with respect to the Option Securities (together with the Shares and the Warrant, the “Securities”), for an aggregate purchase price equal to $1.68 per share of Common Stock to be purchased at the Closing (as defined below) (the “Purchase Price”). The Warrant shall be substantially in the form set forth hereto as Exhibit A. The Option shall be substantially in the form set forth hereto as Exhibit B. The number of Option Securities granted to the Purchaser shall be determined as further set forth in the spreadsheet attached as Exhibit E.

1.2           Placement Agent Fee. The Purchaser acknowledges that the Company intends to pay to Craig-Hallum Capital Group LLC, in its capacity as the placement agent for the Offering (the “Placement Agent”), a fee in the amount of $400,000 in respect of the sale of Securities to any investor in the Offering. The Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions, or other payments owing by the Company to the Placement Agent or any other persons from or acting on behalf of the Company hereunder.

1.3           Closing; Closing Date. The completion of the sale and purchase of the Securities (the “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), remotely by facsimile or other electronic transmission of documents or at such other time and place as the Company and Purchaser may agree.

1.4           Delivery of the Shares. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser certificates representing the shares of Common Stock, the Warrant and the Option referred to in Section 1.1, in such denominations and registered in such names as the Purchaser may designate by notice to the Company, dated as of the Closing Date (each a “Certificate”), against payment of the Purchase Price in cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchaser and the Company. The Certificates shall bear the legends described in Section 3.3(b).

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

2.1           Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to issue and sell the Securities, the Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”), the Option Warrant, and the Option Securities. This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Purchaser, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

2.2           No Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement, the issuance of the Warrant Shares upon exercise of the Warrant, the issuance of the Option Securities upon exercise of the Option and Option Warrant, and the consummation of the actions contemplated by this Agreement (which for all purposes herein shall include exercise of the Warrant and the Option) will not (A) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company’s or its subsidiaries’ Articles of Incorporation or Bylaws as in effect on the date hereof or at the Closing; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any subsidiary is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation or order applicable to the Company or any of its subsidiaries, except, in the case of (ii), (iii) and (iv) above, would not have a Material Adverse Effect (as hereinafter defined); or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever (“Liens”) upon any of the properties or assets of the Company or any subsidiary or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any subsidiary are a party or by which they are bound or to which any of the property or assets of the Company or any subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body or Person is required for the execution and delivery of this Agreement by the Company, the valid issuance or sale of the Securities by the Company pursuant to this Agreement and the performance by the Company of its obligations under this Agreement or any Warrant or Option issued pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D or any filings required to be made under state securities laws.

2.3           Articles of Incorporation; Bylaws. The Company has made available to the Purchaser through the SEC’s EDGAR system true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as now conducted. The Company and each of its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its and its subsidiaries’ assets, liabilities, financial condition or business, or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

2.5           SEC Filings; Financial Statements. As used herein, the “Company SEC Documents” means all reports, schedules, forms, statements and other documents filed or furnished, as applicable, by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within the two year period immediately preceding the Closing, including pursuant to Section 13(a) or 15(d) thereof, and registration statements, prospectuses and amendments or supplements thereto filed by the Company under the Securities Act, in each case including the exhibits thereto and documents incorporated by reference therein. As of their respective filing dates, the Company SEC Documents since January 30, 2016, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of these Company SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The consolidated financial statements contained in the Company SEC Documents since January 30, 2016: (i) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in shareholders’ equity of the Company and its subsidiaries for the periods covered thereby.

2.6           Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which (A) 57,543,714 shares were issued and outstanding as of the date of this Agreement, and (B) 5,455,524 shares were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement; and (ii) 400,000 shares of Series A Junior Participating Cumulative Preferred Stock, $0.01 par value per share, none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth herein or in the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any subsidiary is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or any subsidiary, other than 5,455,524 awards granted pursuant to its 2011 Omnibus Incentive Plan 2004 Omnibus Stock Plan and 2001 Omnibus Stock Plan; or (ii) obligations of the Company to purchase, redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed in the Company SEC Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities, the Warrant Shares or the Option Securities, and no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company (other than the rights which have been granted in connection with the Warrant and the Warrant Shares and rights under this Agreement).

2.7           Subsidiaries. Except as set forth in the Company SEC Documents, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a “subsidiary”). Each subsidiary is duly incorporated or organized, validly existing and, if applicable to the jurisdiction, in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. All of the outstanding capital stock or other securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

2.8           Valid Issuance of Securities. The Securities, the Warrant Shares and the Option Securities are duly authorized and, when issued, sold and delivered and paid for in accordance with the terms hereof or the Warrant or the Option, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof; provided, however, that the Securities, the Warrant Shares and the Option Securities may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrant. The Option Securities have been duly reserved for issuance upon exercise of the Option and Option Warrant.

2.9           Offering. Assuming the accuracy of the representations of the Purchaser in Section 3.3 of this Agreement on the date hereof, on the Closing Date and solely as this Section 2.9 relates to the issue and sale of the Warrant Shares on the date(s) of exercise of the Warrant and the issue and sale of the Option Securities on the date of exercise of the Option and Option Warrant, the offer, issue and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant (assuming no change in applicable law prior to the date the Warrant Shares are issued) and issuance of the Option Securities upon exercise of the Option and Option Warrant, are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchaser or the issuance of the Warrant Shares upon exercise of the Warrant or the issuance of the Option Securities upon exercise of the Option and Option Warrant. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities or Warrant Shares or Option Securities. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities or the issuance of the Warrant Shares upon exercise of the Warrant, the issuance of the Option Securities upon exercise of the Option and Option Warrant, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

2.10         Litigation. There is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that (a) if adversely determined would reasonably be expected to have a Material Adverse Effect or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into this Agreement and perform its obligations hereunder. Neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

2.11         Filings, Consents and Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other Person on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

2.12         No Brokers. Except for any fees payable to the Placement Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

2.13         Compliance; Permits. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or Bylaws (or similar organizational documents). Neither the Company nor any of its subsidiaries have been advised, or have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect. Each of the Company and the subsidiaries has all necessary permits, franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to currently possess such permits, franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any material permit, franchise, license, certificate or other authorization.

2.14       No Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Company SEC Documents, except as specifically disclosed in the Company SEC Documents: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company and the subsidiaries have not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) except for the transactions contemplated by this Agreement, liabilities not required to be reflected in the Company’s or the subsidiaries’ financial statements pursuant to U.S. generally accepted accounting principles consistently applied (“GAAP”) or disclosed in filings made with the SEC, (iii) the Company and the subsidiaries have not altered their method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive or stock plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities and the transactions contemplated by this Agreement or as set forth in the Company SEC Documents, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) trading day on the Principal Market (a “Trading Day”) prior to the date that this representation is made.

2.15       Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to the Company SEC Documents or described in the Company SEC Documents that are material to the Company or any of its subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor any applicable subsidiary of the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts except where such breach or default would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has any contracts or agreements that would constitute a material contract as such term is defined in Item 601(b) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to the Company SEC Documents.

2.16       Intellectual Property.

(a)          To the knowledge of the Company, the Company and each of its subsidiaries has ownership or license or legal right to use, or can acquire on reasonable terms, all patent, copyright, trade secret, know-how trademark, trade name customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company or such subsidiary (collectively “Intellectual Property”), except as such failure to own, license, use or acquire would not result in a Material Adverse Effect. All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

(b)          The Company and each of its subsidiaries has taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material Intellectual Property with respect to their products and technology.

(c)          To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property of any other person, except as described in the Company SEC Documents or where such infringement would not have a Material Adverse Effect. No proceeding charging the Company or any of its subsidiaries with infringement of any adversely held Intellectual Property has been filed. To the knowledge of the Company, no other person is infringing any rights of the Company or its subsidiaries to the Intellectual Property, except where such infringement would not have a Material Adverse Effect.

(d)          Except as described in the Company SEC Documents, no proceedings have been instituted or pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company or any of its subsidiaries to the use of the Intellectual Property. To the knowledge of the Company, the Company and each of its subsidiaries has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted. To the knowledge of the Company, neither the Company nor any subsidiary is making unauthorized use of any confidential information or trade secrets of any person. The activities of any of the employees on behalf of the Company or of any subsidiary do not violate any agreements or arrangements between such employees and third parties are related to confidential information or trade secrets of third parties or that restrict any such employee’s engagement in business activity of any nature.

(e)          All material licenses or other agreements under which (i) the Company or any subsidiary employs rights in Intellectual Property, or (ii) the Company or any subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or any subsidiary with respect thereto.

2.17       Exchange Compliance. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Market (the “Principal Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock (including the Shares, Warrant Shares and Option Securities) from the Principal Market. The Company is in compliance with all of the presently applicable requirements for continued listing of the Common Stock on the Principal Market. The issuance of the Securities, the Warrant Shares and the Option Securities does not require shareholder approval including, without limitation, pursuant to the rules and regulations of the Principal Market.

2.18       Form S-3 Eligibility. The Company is eligible to register the Shares, the Warrant Shares and the Option Securities for resale by the Purchaser using Form S-3 promulgated under the Securities Act.

2.19       Taxes. The Company and each of its subsidiaries has filed all necessary federal, state, local and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it or any of its subsidiaries by any taxing jurisdiction.

2.20       Insurance. The Company and each of its subsidiaries maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect. The Company has no reason to believe that it or its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

2.21       Transfer or Other Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and issuance of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

2.22       Investment Company. The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

2.23       Related Party Transactions. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate, officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed.

2.24       No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the Offering.

2.25       Employee Relations. Neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company reasonably believes that its and its subsidiaries’ relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer of the Company is, or is expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

The Company and each of its subsidiaries is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2.26       No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the Offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities, Warrant Shares and Option Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

2.27       Environmental Laws. Except as disclosed in the Company SEC Documents, to the Company’s knowledge, the Company and its subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”), (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

2.28       Title to Assets. Except as disclosed in the Company SEC Documents, the Company and the subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the subsidiaries are in compliance.

2.29       Indebtedness and Other Contracts. Except as disclosed in the Company SEC Documents, neither the Company nor any of its subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principals) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

2.30       Sarbanes-Oxley; Dodd-Frank; Internal Accounting Controls; Off Balance Sheet Arrangements. The Company and the subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Act that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC and the Principal Market thereunder that are effective as of the date hereof and as of the Closing Date, except as would not have a Material Adverse Effect. The Company and the subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and the subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the subsidiaries as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that could have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its subsidiaries. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

2.31       Registration Rights. Except as set forth on the Company SEC Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any subsidiaries.

2.32       Listing and Maintenance Requirements. Except as set forth in the Company SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

2.33       Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser or the other investors in the Offering as a result of their and the Company fulfilling their obligations or exercising their rights under this Agreement and the other Offering agreements, including, without limitation, as a result of the Company’s issuance of the Securities and the Purchaser’s or other investors’ ownership of the Securities issued in the Offering.

2.34       No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3 (and the same representations and warranties of the other investors set forth in their Offering agreements), neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of the Principal Market on which any of the securities of the Company are listed or designated.

2.35       Foreign Corrupt Practices. To the Company’s knowledge, neither the Company and its subsidiaries, nor any agent or other person acting on behalf of the Company or any subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

2.36       Office of Foreign Assets Control. Neither the Company nor any subsidiary nor, to the Company’s knowledge, any director, manager, officer, agent, employee or affiliate of the Company or any subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.37       Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any subsidiary, threatened.

2.38       Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

2.39       Disclosure. Each of the Company SEC Documents is true and correct, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All other written disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby was true and correct at the time it was made, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve (12) months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

3.           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

3.1           Legal Power. The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

3.2           Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

3.3           Investment Representations. In connection with the sale and issuance of the Securities, Warrant Shares and Option Securities, the Purchaser, solely as to itself, makes the following representations:

(a)          Investment for Own Account. The Purchaser is acquiring the Securities, the Warrant Shares, the Option Warrant and the Option Securities for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act, except as provided for in Section 5.5 of this Agreement.

(b)          Transfer Restrictions; Legends. The Purchaser understands that (i) the Securities, Warrant Shares and Option Securities have not been registered under the Securities Act; (ii) the Securities, Warrant Shares and Option Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchaser in this Agreement, and that the Securities, Warrant Shares and Option Securities must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities, Warrant Shares and Option Securities will be endorsed with a legend substantially in the following form until the earlier of (1) in the case of the Shares, Warrant Shares and Option Securities, such date as the Shares, Warrant Shares or Option Securities, as the case may be, have been registered for resale by the Purchaser or (2) the date the Shares, the Warrant or the Warrant Shares, or the Option Securities, as the case may be, are eligible for sale under Rule 144 under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO EITHER AN EFFECTIVE REGISTRATION STATEMENT OR RULE 144 UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Securities, Warrant Shares or Option Securities (or any portion thereof) until the applicable date set forth in clause (iii) above, unless (A) the conditions specified in the foregoing legends are satisfied, (B) the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement and the Purchaser provides the Company with reasonable assurance, such as through a representation letter, that the Securities, Warrant Shares or Option Securities may be sold pursuant to Rule 144 under the Securities Act, or (C) other reasonably satisfactory assurances of such nature are given to the Company. If so required by the Company’s transfer agent, the Company shall cause its counsel to issue and deliver a legal opinion to the transfer agent to effect the removal of the restrictive legend contemplated by this Agreement.

The Company acknowledges and agrees that the Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities, Warrant Shares or Option Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Securities, Warrant Shares or Option Securities to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company (other than as provided in Section 5.5) and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, Warrant Shares or Option Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Shareholders thereunder.

The Company shall not require that Certificates evidencing the Shares, Warrant Shares and Option Securities contain any legend (including the legend set forth in this Section): (i) upon the effectiveness of a registration statement (including the Registration Statement) covering the Shares, Warrant Shares or Option Securities, or (ii) following a sale of such Shares, Warrant Shares or Option Securities pursuant to Rule 144, or (iii) while such Shares, Warrant Shares or Option Securities are eligible for sale under Rule 144, if such Shares, Warrant Shares or Option Securities have been held for one year or more pursuant to the requirements of Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Shares, Warrant Shares or Option Securities, the Company will, no later than five business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares, Warrant Shares or Option Securities containing a restrictive legend and such other documentation and representations as the Company, its legal counsel or Transfer Agent may reasonably request to confirm compliance with the preceding sentence as applicable (provided, however, that neither the Company nor its legal counsel will require a legal opinion in connection with any sale pursuant to Rule 144), deliver or cause to be delivered to such Purchaser a certificate representing such Shares, Warrant Shares or Option Securities that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Shares, Warrant Shares or Option Securities if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares, Warrant Shares or Option Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system. The Company will pay all fees and expenses of its transfer agent and the Depository Trust Company in connection with the removal of legends pursuant to this Section 3.3(b).

The Purchaser agrees that the removal of the restrictive legend from certificates representing Shares, Warrant Shares and Option Securities as set forth in this Section 3.3(b) is predicated upon (1) the Company’s reliance that the Purchaser will sell any Shares, Warrant Shares or Option Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and (2) the Purchaser’s compliance with the requirements of Section 5.5 hereof.

(c)          Financial Sophistication; Due Diligence. The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. The Purchaser has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision.

(d)          Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(e)          Residency. If the Purchaser is an entity, such Purchaser is organized under the laws of the jurisdiction set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto. If the Purchaser is a natural person, such Purchaser is a lawful resident of the United States and domiciled in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

(f)          General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that the Purchaser was first contacted by the Company or the Placement Agent such Purchaser had a pre-existing and substantial relationship with the Company or the Placement Agent.

3.4           No Investment, Tax or Legal Advice. The Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities, the Warrant Shares and the Option, Option Warrant, and Option Securities.

3.5           Additional Acknowledgement. The Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person. The Purchaser acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, that the information and data provided to the Purchaser in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material.

3.6         Ownership of Common Stock at Closing. Prior to Closing, [neither the Purchaser nor any of its affiliates beneficially owns any shares of the Company’s Common Stock or any right to purchase shares of the Common Stock] [the Purchaser and its affiliates beneficially own [____] shares of the Common Stock and rights to purchase an additional [_____] shares of the Common Stock]. The Purchaser does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire, including but not limited to the Option Securities), in excess of 5% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

3.7         No Short Position. As of the date hereof, and as of the date of the public announcement of the Offering, the Purchaser acknowledges and agrees that it does not and will not (between the date hereof and the date of the public announcement of the Offering) engage in any short sale of the Company’s voting stock or any other type of hedging transaction involving the Company’s securities (including, without limitation, depositing shares of the Company’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling the Company’s securities).

4.           Conditions to Closing.

4.1         Conditions to Obligations of Purchaser at Closing. The Purchaser’s obligation to purchase the Securities at the Closing is subject to the fulfillment to the Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:

(a)          Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchaser.

(b)          Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to the Purchaser the certificates required by this Agreement. The Warrant Shares shall have been duly authorized and reserved for issuance upon exercise of the Warrant. The Option Securities shall have been duly authorized and reserved for issuance upon exercise of the Option and Option Warrant.

(c)          Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities, Warrant Shares and Option Securities shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities or Warrant Shares or grant of the Option and Option Securities shall have been issued and no proceedings for such purpose shall be pending or threatened in writing by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities, Warrant Shares and Option Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)          Execution of Agreement. The Company shall have executed this Agreement and have delivered this Agreement to the Purchaser.

(e)          Secretary’s Certificate. The Company shall have delivered to the Purchaser a certificate of the Secretary of the Company certifying as to (i) the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate), and (ii) the current versions of the Company’s Articles of Incorporation and Bylaws.

(f)          Trading and Listing. Trading and listing of the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market.

(g)         Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant and issuance of the Option Securities upon exercise of the Option and Option Warrant.

(h)         Advisory Committee. The Company shall have appointed Tommy Hilfiger and Tommy Mottola to its newly formed Brand Building Advisory Committee in accordance with Section 5.4, and in connection therewith the Company shall have executed an advisory board letter with each of Messrs. Hilfiger and Mottola, in the form mutually acceptable to the Company and Messrs. Hilfiger and Mottola.

(i)          Material Adverse Change. Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(j)          Certificates. The Company shall have delivered the Certificates, duly executed by the Company, to the Purchaser.

(k)         Opinion of Counsel. The Purchaser shall have received the opinion of Gray Plant Mooty, the Company’s outside counsel, dated the Closing Date, in substantially the form of Exhibit C attached hereto.

(l)          Good Standing Certificate. The Company shall have delivered to the Purchaser a certificate evidencing the formation and good standing of the Company and each of its subsidiaries is such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within five (5) days of the Closing Date.

(m)        Other Documents. The Company shall have delivered to the Purchaser such other documents as reasonably requested by the Purchaser or its counsel.

4.2         Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Securities at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)         Representations and Warranties True. The representations and warranties made by the Purchaser in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)         Performance of Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing. The Purchaser shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)          Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities, Warrant Shares and Option Securities shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities, Warrant Shares or Option Securities shall have been issued and no proceedings for such purpose shall be pending or threatened in writing by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities, the Warrant Shares and the Option Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)          Execution of Agreement. The Purchaser shall have executed this Agreement and delivered this Agreement to the Company.

(e)          Standstill Agreements. The Purchaser shall have executed a standstill agreement with the Company, providing that for a period of one (1) year from the Closing, the Purchaser will not, individually or in concert with any group of purchasers, purchase or otherwise acquire securities of the Company which would cause the Purchaser or such group of purchasers to beneficially own greater that 19.999% of the Company’s outstanding Common Stock or voting power.

4.3         Termination of Obligations to Effect Closing; Effects.

(a)          Termination. The obligations of the Company, on the one hand, and the Purchaser, on the other hand, to effect the Closing shall terminate as follows:

(i)          Upon the mutual written consent of the Company and the Purchaser;

(ii)         By the Company if any of the conditions set forth in Section 4.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)        By the Purchaser if any of the conditions set forth in Section 4.1 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or

(iv)        By either the Company or the Purchaser if the Closing has not occurred on or prior to September 19, 2016;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants, or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)          Effect of Termination. In the event of termination by the Company or the Purchaser of its obligations to effect the Closing pursuant to this Section 4.3, written notice thereof shall be given promptly to the other investors in the Offering by the Company and such other investors shall have the right, but not the obligation to terminate their obligations to effect the Closing of their respective purchases of the Securities upon written notice to the Company. Nothing in this Section 4.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

5.           Additional Covenants.

5.1           Reporting Status. With a view to making available to the Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares, Warrant Shares and Option Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act. The Company will otherwise take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Shares, Warrant Shares and Option Securities without registration under the Securities Act or any successor rule or regulation adopted by the SEC.

5.2           Listing. So long as the Purchaser owns any of the Securities, Warrant Shares or Option Securities, the Company will use its commercially reasonable efforts to maintain the qualification or listing of its Common Stock, including the Shares, Warrant Shares and Option Securities, on the Principal Market or an alternative listing on the NASDAQ Stock Market, New York Stock Exchange or NYSE MKT, and will comply in all material respects with the Company’s reporting, filing and other obligations under the rules of such exchanges, as applicable.

5.3           Market Listing. The Company will comply with all of the requirements of the Financial Industry Regulatory Authority, Inc. and the Principal Market with respect to the issuance of the Securities, the Warrant Shares and the Option Securities and will list the Shares, the Warrant Shares and the Option Securities on the Principal Market no later than the earlier of (a) the effective date of the Registration Statement (as hereinafter defined) or (b) the Required Effective Date (as hereinafter defined).

5.4           Advisory Committee to the Board. The Company’s Board of Directors, in connection with the Closing, will form an advisory committee to the Company’s Board of Directors (the “Brand Building Advisory Committee”), to advise the Board of Directors on matters related to the Company’s brand strategy and strategic partnerships. In connection with their service, each member of the Brand Building Advisory Committee will receive an annual retainer of $20,000, payable in four equal installments at the end of each calendar quarter.

5.5           Reservation of Shares. The Company shall at all times maintain a reserve from its duly authorized shares of Common Stock for issuance of the Securities, the Warrant Shares and the Option Securities pursuant to this Agreement, the Warrant and the Option to enable the Company to timely fulfill its obligations to issue shares of Common Stock in accordance with the terms thereof.

5.6           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market such that it would require shareholder approval prior to the closing of such other transaction, unless shareholder approval is obtained before the closing of such subsequent transaction.

5.7           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser (including together with the other investors in the Offering) could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or under any other agreement between the Company and the Purchaser (and similar agreements with the other investors in the Offering).

5.8           Indemnification of Purchaser. Subject to the provisions of this Section 5.8, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations or warranties, or any failure to perform or comply with any covenants or agreements, made by the Company in this Agreement, or (b) any action or proceeding instituted against any Purchaser Party, in any capacity, by any stockholder of the Company who is not an affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement, the Warrant and the Option (unless such action or proceeding is based upon a breach of such Purchaser Party’s representations or warranties, or any failure of such Purchaser Party to perform or comply with any of its covenants or agreements, in this Agreement or the Warrant or the Option, or any violations by such Purchaser Party of state or federal securities laws, or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action or proceeding shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party (notwithstanding the first sentence of this Section 5.8) except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action or proceeding there is, in the reasonable opinion of counsel to the Company, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one (1) such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (x) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations or warranties, or any failure of such Purchaser Party to perform or comply with any of the covenants or agreements, made by such Purchaser Party in this Agreement, the Warrant or the Option. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or other Persons and any liabilities the Company may be subject to pursuant to applicable law.

5.9           Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for any proper corporate purpose, including, without limitation, for general working capital purposes, and to satisfy Indebtedness of the Company.

5.10       Limitation on Size of Offering.  The Company and the Purchaser agree that the total number of shares of Common Stock issued through all Purchase Agreements at the Closing and the exercise of all Options and Option Warrants sold through the Offering shall not exceed the number that is equal to 19.999% of the Company’s 57,543,714 shares of Common Stock issued and outstanding immediately prior to the Offering.

6.           Registration Rights.

6.1         Registration Procedures and Expenses; Liquidated Damages for Certain Events.

(a)          As promptly as reasonably practicable following Closing, but in no event later than 30 days following the date hereof (the “Initial Filing Date”), the Company shall prepare and file (i) with the SEC a registration statement on Form S-3 (or any successor to Form S-3), covering the resale of the Registrable Securities (as defined below) (the “S-3 Registration Statement”); and (ii) to the extent required for resale of the Registrable Securities in any state of the United States of America by a Purchaser at the time of or after the effectiveness of the S-3 Registration Statement, a registration statement or other applicable document (each a “Blue Sky Registration”) allowing the Purchaser and the other investors in the Offering to resell their Registrable Securities in such state in accordance with the blue sky laws of such state. As soon as reasonably practicable after the Closing Date, but in no event later than 90 days following the Closing Date (120 days in the event of a full review of the S-3 Registration Statement by the SEC), the Company shall cause the S-3 Registration Statement and each Blue Sky Registration to become effective and effect any related qualification or compliance with respect to all Registrable Securities held by the Purchaser. For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Warrant; (ii) the Shares, the Option Securities and Warrant Shares; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, option, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares, Option Securities or Warrant Shares. In the event that Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of the Purchaser’s registration rights pursuant to Section 6.4, the Company shall prepare and file with the SEC, as promptly as reasonably practicable following the Closing but in no event later than 30 days after the Initial Filing Date, a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Registrable Securities (the “S-1 Registration Statement” and together with the S-3 Registration Statement, the “Registration Statement”) and as soon as reasonably practicable thereafter but in no event later than 120 days following the date hereof (150 days in the event of a full review of the S-1 Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Purchaser. If the Company is not eligible to use Form S-3 at the Initial Filing Date, and the Company subsequently becomes eligible to use Form S-3 during the Effectiveness Period (as defined below), the Company shall file, as promptly as reasonably practicable, a new S-3 Registration Statement covering the resale of the Registrable Securities and replace the S-1 Registration Statement with the new S-3 Registration Statement upon the effectiveness of the new S-3 Registration Statement. No S-3 Registration Statement or S-1 Registration Statement filed with the SEC by the Company pursuant to this Section 6.1 shall include securities of other securityholders of the Company seeking to exercise piggyback registration rights. The Company shall permit legal counsel to the Purchaser to review and comment upon any Registration Statement at least two (2) Business Days prior to its filing with the SEC, and all amendments and supplements to all Registration Statements within a reasonable number of days prior to their filing with the SEC, and not file any Registration Statement or amendment or supplement thereto in a form to which legal counsel to the Purchaser reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of legal counsel to the Purchaser, which consent shall not be unreasonably withheld or delayed. The Company shall furnish to legal counsel to the Purchaser, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement. The Company shall reasonably cooperate with legal counsel to the Purchaser in performing the Company’s obligations pursuant to this Section 6. If the Registration Statement or any Blue Sky Registration has not been declared effective by the applicable governmental authority on or before the date that is 90 days after the Closing Date, or 120 days after the Closing Date in the event of a full review of the Registration Statement by the SEC (the “Required Effective Date”), the Company shall, on the business day immediately following the Required Effective Date and each 30th day thereafter, make a payment to the Purchaser as partial liquidated damages for such delay (together, the “Late Registration Payments”) equal to 1.0% (capped at 12%) of the Purchase Price paid for the Shares and Warrant then owned by the Purchaser that have not been so registered until the Registration Statement and each Blue Sky Registration is declared effective by the applicable governmental authority. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five business days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement and each Blue Sky Registration. The Company and the Purchaser each acknowledge that the Late Registration Payments provided for in this Section 6.1(a) bear a reasonable relationship to the anticipated loss that would be suffered by the Purchaser arising from this Section 6.1(a) and the actual loss the Purchaser would suffer is difficult to ascertain or incapable of estimation. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. “Business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

(b)          The Company shall, during the Effectiveness Period (as hereinafter defined):

(i)          prepare and file with the SEC such amendments and supplements to each Blue Sky Registration, the Registration Statement and the Prospectus used in connection therewith as may be necessary or advisable to keep the Blue Sky Registration and the Registration Statement current and effective for the Registrable Securities held by a Purchaser for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) and the blue sky laws of any state during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144 and any applicable blue sky exemption for resale (collectively, the “Effectiveness Period”). The Company shall notify the Purchaser promptly upon each Blue Sky Registration, the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise the Purchaser that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)         furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents (including any Blue Sky Registration) as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(iii)        make any necessary blue sky filings in addition to the Blue Sky Registrations;

(iv)        pay the expenses incurred by the Company and the Purchaser in complying with Section 6, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of the Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchaser);

(v)         advise the Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or any Blue Sky Registration or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)        with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as such term is understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect and all blue sky laws during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 and applicable blue sky laws (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

The Company understands that the Purchaser disclaims being an underwriter, but acknowledges that a determination by the SEC that the Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder. The Company will not name the Purchaser as an underwriter in a Registration Statement or Prospectus unless required to do so by the SEC.

6.2         Transfer of Shares After Registration; Suspension.

(a)          Except in the event that Section 6.2(b) applies, the Company shall during the Effectiveness Period: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC or appropriate state regulator, as applicable, a post-effective amendment to any Blue Sky Registration, the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Blue Sky Registration or such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 6.2(a)(i); and (iii) inform the Purchaser that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement or any Blue Sky Registration which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 6.2(b)(i) when the amendment has become effective).

(b)          Subject to Section 6.1(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of any Blue Sky Registration or the Registration Statement for amendments or supplements to such Blue Sky Registration, the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such Blue Sky Registration, the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in any Blue Sky Registration, the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of any Blue Sky Registration or the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Securities pursuant to such Blue Sky Registration or the Registration Statement (a “Suspension”) until the Purchaser is advised in writing by the Company that the current Blue Sky Registration or the Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Blue Sky Registration or Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Blue Sky Registration or Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchaser. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Purchaser, the Company and the Purchaser shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 6.2(b).

(c)          Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed 30 days individually, (ii) Suspensions covering no more than 45 days, in the aggregate, shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least 30 days from a prior Suspension.

(d)          During the Effectiveness Period, the Company shall not require certificates evidencing the Registrable Securities not to contain any legend (including the legend set forth in Section 3.3(b)): (i) upon the effectiveness of a registration statement (including the Registration Statement and any Blue Sky Registration) covering such Registrable Securities, or (ii) following a sale of such Registrable Securities pursuant to Rule 144 and all applicable blue sky laws, or (iii) while such Registrable Securities are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act or any blue sky law (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Shares, Warrant Shares or Option Securities, the Company will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Registrable Securities containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company shall, immediately following the Registration Statement and any Blue Sky Registration being declared effective, cause its counsel to issue a legal opinion to the Company’s transfer agent to effect the removal of the restrictive legend contemplated by this Agreement. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.

6.3          Indemnification. For the purpose of this Section 6.3:

(a)          the term “Selling Shareholder” shall mean the Purchaser, its general partners, managing members, managers, executive officers and directors and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)          the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(c)          the term “untrue statement” shall mean any untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement or a Blue Sky Registration a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or a Blue Sky Registration, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement or a Blue Sky Registration, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or a Blue Sky Registration in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement or a Blue Sky Registration or the failure of such Selling Shareholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

(e)          The Purchaser (solely as to itself) agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or a Blue Sky Registration if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement or a Blue Sky Registration, and that Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Purchaser from the sale of the Registrable Securities pursuant to the Registration Statement or a Blue Sky Registration.

(f)          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(g)          If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Purchaser and the other investors who hold registrable securities included in the Registration Statement were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), the Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which the Purchaser has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s obligations in this subsection to contribute are several in proportion to its sales of Registrable Securities to which such loss relates and not joint.

(h)          The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Blue Sky Registration as required by the Securities Act and the Exchange Act and applicable blue sky laws.

(i)          The obligations of the Company and of the Purchaser under this Section 6.3 shall survive completion of any offering of Registrable Securities in such Registration Statement and Blue Sky Registration for a period of two years from the effective date of the Registration Statement and Blue Sky Registration. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4         Termination of Conditions and Obligations. The conditions precedent imposed by Section 3 or this Section 6 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities upon the earlier of the end of the Effectiveness Period or when such Registrable Securities shall have been effectively registered under the Securities Act and any applicable blue sky laws and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement and Blue Sky Registration covering such Registrable Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act and any applicable blue sky laws. The Company shall request an opinion of counsel promptly upon receipt of a request therefor from the Purchaser.

6.5         Information Available. During the Effectiveness Period, so long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to the Purchaser:

(a)          as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)          upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders; and

(c)          upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of a Purchaser, will meet with each Purchaser or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Purchaser conducting an investigation for the purpose of reducing or eliminating the Purchaser’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Purchaser until and unless the Purchaser shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

6.6         Public Statements; Limitation on Information. The Company shall (A) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the Offering and (B) file a Current Report on Form 8-K within the time required by and in accordance with the requirements of the Exchange Act. The Company shall furnish drafts of and consult with the Purchaser with respect to such drafts prior to release of the press release or filing of the Current Report on Form 8-K. From and after the issuance of such press release, the Company represents to the Purchaser that, unless prohibited by law, it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the Offering. Neither the Company nor any Purchaser shall issue any other press release with respect to the transactions contemplated hereby nor otherwise make any such public statement without the prior consent of the Company and the Placement Agent, which consents in each case shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company will not make any public disclosure listing the Purchaser as one of the purchasers of the Securities without that Purchaser’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

6.7         Form D and State Securities Filings. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D under the Securities Act, no later than 15 days after the Closing Date. The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

6.8         Selling Shareholder Questionnaire. Each Purchaser agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit D (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of the Purchaser in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to the such Purchaser if it fails to furnish to the Company a fully completed Selling Holder Questionnaire at least one business day prior to the filing of the Registration Statement.

7.           Miscellaneous.

7.1         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof, and the federal laws of the United States. Each party irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement, the Warrant or the Option), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.          If any party hereto shall commence an action or proceeding to enforce any provisions of this Agreement, the Warrant or the Option, then, in addition to the obligations of the Company under Section 5.11, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.2           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Notwithstanding the foregoing, the Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or its affiliates holding Shares that constitute at least a majority of the Shares then held by the Purchaser and its affiliates).

7.3           Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.4           Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5           Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Securities purchased under this Agreement, each future holder of all such securities, and the Company.

7.6           Fees and Expenses. Except as otherwise set forth herein, the Company and the Purchaser shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, that the Company shall reimburse the Purchaser for up to $[_____] of such expenses and legal fees promptly upon receipt of a reasonably itemized list of such expenses and legal fees. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other parties for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7           Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid or by facsimile or electronic mail, or (B) if from outside the United States, by International Federal Express (or comparable service) or by facsimile or electronic mail, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, or (iv) if delivered by facsimile or electronic mail at or prior to 5:30 p.m. (New York City time) on a Trading Day, on the Trading Day so delivered or, if delivered by facsimile or electronic mail after 5:30 p.m. (New York City time) on a Trading Day or on a day that is not a Trading Day, the next Trading Day after the date of delivery, and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

•	if to the Company, to the address of the Company’s principal office set forth on the first page of this Agreement, Attention: Damon Schramm, General Counsel, e-mail: dschramm@evine.com, with a copy to (which shall not constitute notice to the Company) Gray, Plant, Mooty, Mooty & Bennett, P.A., 500 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, Attention: J.C. Anderson, facsimile: 612.632.4002, e-mail: JC.Anderson@gpmlaw.com, and

•	if to the Purchaser, at its address on the signature page to this Agreement, with a copy to the Purchaser’s counsel at the address set forth on such signature page.

7.8           Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9          Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10        Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.11        Independent Nature of Purchaser’s Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any other investor in the Offering, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other investor in the Offering. Nothing contained herein, and no action taken by the Purchaser pursuant hereto, shall be deemed to constitute the Purchaser and any other investor in the Offering as a “group” for purposes of the federal securities laws, partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser is in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other investor in the Offering to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and the Purchaser, solely, and not among the Company, the Purchaser and any other investor in the Offering jointly or collectively, and not between and among the Purchaser and any other investor in the Offering.

7.12        Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement, the Warrant and the Option. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement, the Warrant and the Option and hereby agree to waive and not to assert in any action or proceeding for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.13        Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under this Agreement, the Warrant and the Option is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

[The Remainder of this Page is Blank; Signature Pages Follow]

In witness whereof, the foregoing Securities Purchase Agreement is hereby executed as of the date first above written.

EVINE LIVE INC.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement with ____________________]

In witness whereof, the foregoing Securities Purchase Agreement is hereby executed as of the date first above written.

Name of Purchaser

By:
Name:
Title:

Investment Amount (# shares):

Investment Amount ($ @ $[___]/share):

Warrant Shares:

Tax Identification No.:

Jurisdiction of Organization or Domicile:

Jurisdiction of Principal Place of Operations (if an entity):

Address for Notice:

Attention:
Telephone:
Facsimile:
E-mail:

With a copy to Purchaser’s counsel:
[Counsel name]

Attention:
Telephone:
Facsimile:
E-mail:

Delivery Instructions (if different from above):

Attention:
Telephone:

EXHIBIT A

FORM OF WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO EITHER AN EFFECTIVE REGISTRATION STATEMENT OR RULE 144 UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT.

EVINE LIVE INC.

WARRANT

Warrant No. ___	Original Issue Date:
September 19, 2016

EVINE Live Inc., a Minnesota corporation (the “Company”), hereby certifies that, for value received, [_________] or its registered assigns (the “Holder”), is entitled to purchase from the Company, from time to time, in whole or in part, up to a total of [____________] shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time following vesting of the applicable Warrant Shares in accordance with the terms hereof through the Exercise Period (as defined below), subject to the following terms and conditions:

1.            Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock trades or (ii) if the Common Stock is not then listed or quoted on a Trading Market, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $2.90, subject to adjustment in accordance with Section 9.

“Expiration Date” means September 19, 2021.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (iv) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination).

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Securities Purchase Agreement, dated September 14, 2016, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than any marketplace organized by the OTC Markets Group (or similar successor organization)), or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Markets Group (or similar successor organization); provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any marketplace organized by the OTC Markets Group (or similar successor organization) on which the Common Stock is listed or quoted for trading on the date in question.

2.            Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.            Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.            Exercise, Vesting and Duration of Warrant.

(a)          This Warrant shall be considered fully vested as of the Original Issue Date, subject only to the requirement that it may only be exercised during the Exercise Period, as defined in the following sentence. This Warrant may be exercisable by the registered Holder, in whole or in part, from the date that is six (6) months after the Original Issue Date through and including the Expiration Date (the “Exercise Period”). At 5:30 p.m., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)          Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed [___]% of the sum of (i) the issued and outstanding shares of Common Stock prior to the Offering, plus (ii) the shares of Common Stock, and shares of Common Stock underlying the Warrants, purchased by all purchasers in the Offering, plus (iii) the Option Securities underlying the Options purchased by all purchasers in the Offering, as further illustrated in Exhibit E to the Purchase Agreement (the “Beneficial Ownership Limitation”).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. This restriction may not be waived.

5.            Delivery of Warrant Shares.

(a)          To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company at its address for notice set forth herein and, in the case of an exercise for cash (as opposed to a Cashless Exercise pursuant to Section 5(c)) upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder (a “Cash Exercise”), the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice, appropriately completed and duly signed and (ii) in the case of a Cash Exercise, payment of the Exercise Price within Two Trading Days after delivery of the Exercise Notice for the number of Warrant Shares so indicated by the Holder to be purchased. In the case of a Cash Exercise, if the payment of the Exercise Price by the Holder is not made within such two Trading Day period, the Company will issue and deliver the Warrant Shares within one Trading Day of receipt of the Exercise Price.

(b)          If by the third Trading Day after a Date of Exercise (the “Deadline Date”) the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise. In addition to the foregoing, if by the Deadline Date the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if on or after such Deadline Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within five (5) Trading Days after such Holder’s request, promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock and pay cash to such Holder in an amount equal to the excess (if any) of such Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased in such Buy-In over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the Deadline Date.

(c)          Notwithstanding anything contained herein to the contrary, if the Warrant is exercisable and a Registration Statement (as defined in Section 6 of the Purchase Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares after the Required Effective Date (as defined in Section 6 of the Purchase Agreement), the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the average of the Closing Prices of the shares of Common Stock (as reported by Bloomberg) on the five Trading Days immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(d)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.            Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrant in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.             Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.            Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (in the case of a Cash Exercise) or a Cashless Exercise in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.            Certain Adjustments. Notwithstanding anything to the contrary contained herein, the Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to further adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)          Other Events. If any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the holder of this Warrant; provided that no such adjustment pursuant to this Section 9(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 9.

(c)          Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request made at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, any successor to the Company or surviving entity in such Fundamental Transaction shall at the Company or such surviving entity’s election, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.

(d)          No Rights as Stockholder Until Exercise. Except as set forth in Section 9(e), this Warrant does not entitle the Holder to any voting rights, dividends, distributions, or other rights as a stockholder of the Company prior to the exercise hereof.

(e)          Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable; provided, however, that any adjustments which by reason of this Section 9(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall promptly disclose such information with the Commission pursuant to a Current Report on Form 8-K.

10.          Payment of Exercise Price. Except in the case of a Cashless Exercise, the Holder will pay the Exercise Price in cash through the delivery of immediately available funds.

11.          No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise.

12.          Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective if provided pursuant to the Purchase Agreement. In case any time: (1) the Company shall declare any cash dividend on its capital stock; (2) the Company shall pay any dividend payable in stock upon its capital stock or make any distribution to the holders of its capital stock; (3) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice to the Holder. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

13.          Registration Rights. The Holder shall be entitled to the registration rights set forth in Section 6 of the Purchase Agreement.

14.          Fast Compliance. While this Warrant is outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast.

15.          Miscellaneous.

(a)          This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignee will agree to be bound by the terms of and give the representations contained in the Purchase Agreement applicable to the Purchaser. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)          All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The provisions of Section 7.1 of the Purchase Agreement shall be applicable to this Warrant.

(c)          The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)          In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

EVINE Live Inc.

By:
Name:
Its:

EXERCISE NOTICE

The undersigned Holder hereby elects to purchase                      shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase                      Warrant Shares pursuant to the Warrant.

(2) Form of Exercise Price. The holder of this Warrant intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares.

(3) Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the Holder                      Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              the right represented by the attached Warrant to purchase                  shares of Common Stock to which such Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________ __, _______

________________________________________
(Signature must conform in all respects to name of
holder as specified on the face of the Warrant)

Address of Transferee

Attest:

__________________________________

EXHIBIT B

FORM OF OPTION

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO EITHER AN EFFECTIVE REGISTRATION STATEMENT OR RULE 144 UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT.

EVINE LIVE INC.

OPTION

Option No. ___	Original Issue Date:
September 19, 2016

EVINE Live Inc., a Minnesota corporation (the “Company”), hereby certifies that, for value received, [_____________] (the “Purchaser”) or its registered assign (the “Holder”), is entitled to purchase from the Company securities consisting of shares of Common Stock (the “Option Shares”) and a warrant (the “Option Warrant”) to purchase a number of shares of Common Stock equal to 50% of the number of Option Shares (the Option Shares and the shares of Common Stock underlying the Option Warrant being the “Option Securities”), at any time following the date hereof through the Exercise Period (as defined below), subject to the terms and conditions of this Option.

The number of Option Securities purchasable hereunder will be equal to the difference between (a) the number of shares which would equal [___]% of the sum of (i) the total outstanding shares of Common Stock prior to the exercise of the Option, plus (ii) the Option Securities, plus (iii) the Holder’s Warrant Shares, less (b) the sum of (i) all of the Common Stock beneficially owned by the Holder prior to the exercise of this Option, plus (ii) the Holder’s Warrant Shares.

Upon exercise of this Option, two-thirds (2/3) of the Option Securities shall be issued in the form of Common Stock, and one-third (1/3) of the Option Securities shall be issued in the form of the Option Warrant substantially in the form of the Warrant.

1.            Definitions. As used in this Option, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Option that are defined in the Purchase Agreement shall have the respective definitions set forth in the Purchase Agreement.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means the price per share equal to the VWAP per share for the Common Stock on the Principal Market during the five (5) Trading Days immediately preceding the exercise of this Option by the Holder.

“Expiration Date” means March 19, 2017.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iv) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination).

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Option or its predecessor instrument.

“Purchase Agreement” means the Securities Purchase Agreement, dated September 14, 2016, to which the Company and the Purchaser are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than any marketplace organized by the OTC Markets Group (or similar successor organization)), or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Markets Group (or similar successor organization); provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any marketplace organized by the OTC Markets Group (or similar successor organization) on which the Common Stock is listed or quoted for trading on the date in question.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market as reported by Bloomberg L.P., (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours, or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s board of directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

2.            Registration of Option. The Company shall register this Option upon records to be maintained by the Company for that purpose (the “Option Register”), in the name of the record Holder. The Company may deem and treat the registered Holder of this Option as the absolute owners hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.            No Transfers. The Holder may not transfer all or any portion of this Option.

4.            Exercise, Vesting and Duration of Options.

(a)          This Option shall be considered fully vested as of the Original Issue Date, subject only to the requirement it may only be exercised during the Exercise Period, as defined in the following sentence. This Option may be exercised by the registered Holder from the date that is thirty-one (31) days following the Original Issue Date through and including the Expiration Date (the “Exercise Period”). At 5:30 p.m., Central time on the Expiration Date, the portion of this Option not exercised prior thereto shall be and become void and of no value.

(b)          This Option may be exercised only once, in whole or in part. Upon such exercise, the Holder shall pay the Exercise Price and shall receive the Option Shares together with the Option Warrant for Warrant Shares equal to 50% of the number of Option Shares issued upon exercise.

(c)          Notwithstanding anything to the contrary contained herein, the number of Option Securities that may be acquired by the Holder upon any exercise of this Option and the Option Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed [____]% of the sum of (i) the issued and outstanding shares of Common Stock prior to the Offering, plus (ii) the shares of Common Stock, and shares of Common Stock underlying the Warrants, purchased by all purchasers in the Offering, plus (iii) the Option Securities underlying the Options purchased by all purchasers in the Offering, as further illustrated in Exhibit E to the Purchase Agreement (the “Beneficial Ownership Limitation”).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and in any event the shares of Common Stock underlying the Warrants are deemed to be beneficially owned.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Option. This restriction may not be waived.

5.            Delivery of Option Shares and Option Warrant.

(a)          To effect an exercise hereunder, the Holder shall physically surrender this Option. Upon delivery of this Option and an Exercise Notice from the Holder (in the form attached hereto) to the Company at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Option Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, certificates for the Option Shares and Option Warrant issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of any Holder and subsequent to the date on which a registration statement covering the resale of the Option Securities has been declared effective by the Securities and Exchange Commission, use its commercially reasonable efforts to deliver Option Securities hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required, to change its transfer agent if its current transfer agent cannot deliver Option Securities electronically through the Depository Trust Corporation. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice, appropriately completed and duly signed and (ii) payment of the Exercise Price within Two Trading Days after delivery of the Exercise Notice for the number of Option Shares so indicated by the Holder to be purchased. If the payment of the Exercise Price by the Holder is not made within such two Trading Day period, the Company will issue and deliver the Option Shares within one Trading Day of receipt of the Exercise Price.

(b)          If by the third Trading Day after a Date of Exercise (the “Deadline Date”) the Company fails to deliver the required number of Option Shares and the Option Warrant in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise. In addition to the foregoing, if by the Deadline Date the Company fails to deliver the required number of Option Shares in the manner required pursuant to Section 5(a), and if on or after such Deadline Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Option Shares issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within five (5) Trading Days after such Holder’s request, promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock and pay cash to such Holder in an amount equal to the excess (if any) of such Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased in such Buy-In over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the Deadline Date.

(c)          The Company’s obligations to issue and deliver Option Securities in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Option Securities. Nothing herein shall limit any Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Option Securities upon exercise of the Option as required pursuant to the terms hereof.

6.            Charges, Taxes and Expenses. Issuance and delivery of Option Securities upon exercise of this Option and the Option Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Option Securities in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Option or receiving Option Securities upon exercise hereof.

7.            Replacement of Option. If this Option is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Option is requested as a result of a mutilation of this Option, then the Holder shall deliver such mutilated Option to the Company as a condition precedent to the Company’s obligation to issue the new Option.

8.            Reservation of Option Shares and Common Stock issuable upon exercise of the Option Warrant. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Option Shares upon exercise of this Option and Common Stock upon exercise of the Option Warrant as herein provided, the number of Option Shares and shares of Common Stock issuable upon exercise of the Option Warrant which are then issuable and deliverable upon the exercise of this entire Option, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Option Shares and shares of Common Stock issuable upon exercise of the Option Warrant so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof (and in the case of the Option Warrant, the Exercise Price or Cashless Exercise provided for therein), be duly and validly authorized, issued and fully paid and nonassessable.

9.            Certain Adjustments. Notwithstanding anything to the contrary contained herein, the Exercise Price and number of Option Shares issuable upon exercise of this Option are subject to further adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Option is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)          Fundamental Transactions. If, at any time while this Option is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Option, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holders of the number of Option Shares then issuable upon exercise in full of this Option (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Option following such Fundamental Transaction. At the Holder’s option and request made at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, any successor to the Company or surviving entity in such Fundamental Transaction shall at the Company or such surviving entity’s election, either (1) issue to the Holder a new Option substantially in the form of this Option and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Option from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes Value of the remaining unexercised portion of this Option on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Option (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. “Black Scholes Value” means the value of this Option based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.

(c)          No Rights as Stockholder Until Exercise. This Option does not entitle the Holder to any voting rights, dividends, distributions, or other rights as a stockholder of the Company prior to the exercise hereof.

(d)          Number of Option Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Option Shares that may be purchased upon exercise of this Option, and the number of shares underlying the Option Warrant, shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Option Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment, and the number of shares underlying the Option Warrant shall be equivalent to the number of shares underlying the Option Warrant issuable pursuant to the Option immediately prior to such adjustment.

(e)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable; provided, however, that any adjustments which by reason of this Section 9(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Option Securities or other securities issuable upon exercise of this Option (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall promptly disclose such information with the Commission pursuant to a Current Report on Form 8-K.

10.          Payment of Exercise Price. The Holder will pay the Exercise Price in cash through the delivery of immediately available funds.

11.          No Fractional Shares. No fractional shares of Option Shares will be issued in connection with any exercise of this Option. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the VWAP of one Option Share on the date of exercise.

12.          Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective if provided pursuant to the Purchase Agreement. In case any time: (1) the Company shall declare any cash dividend on its capital stock; (2) the Company shall pay any dividend payable in stock upon its capital stock or make any distribution to the holders of its capital stock; (3) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice to the Holder. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

13.          Registration Rights. The Holder shall be entitled to the registration rights set forth in Section 6 of the Purchase Agreement.

14.          Fast Compliance. While this Option is outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast.

15.          Miscellaneous.

(a)          This Option shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignee will agree to be bound by the terms of and give the representations contained in the Purchase Agreement applicable to Purchaser. Subject to the preceding sentence, nothing in this Option shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Option. This Option may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)          All questions concerning the construction, validity, enforcement and interpretation of this Option shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(c)          The headings herein are for convenience only, do not constitute a part of this Option and shall not be deemed to limit or affect any of the provisions hereof.

(d)          In case any one or more of the provisions of this Option shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Option shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Option.

[Remainder of page intentionally left blank, signature page follows]

In witness whereof, the Company has caused this Option to be duly executed by its authorized officer as of the date first indicated above.

EVINE Live Inc.

By:
Name:
Its:

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase                      shares of Common Stock pursuant to the attached Option. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Option.

(1) The undersigned Holder hereby exercises their right to purchase                      Option Shares pursuant to the Option.

(2) The Holder shall pay the sum of $____________ in cash to the Company in accordance with the terms of the Option.

(3) Pursuant to this Exercise Notice, the Company shall deliver to the Holder                      Option Shares in accordance with the terms of the Option.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to
name of holder as specified on the face of
the Option)

EXHIBIT C

FORM OF OPINION OF COMPANY COUNSEL

[See Attached]

EXHIBIT D

SELLING SHAREHOLDER QUESTIONNAIRE

EVINE LIVE INC.

Questionnaire for Selling Shareholder

This questionnaire is necessary to obtain information to be used by EVINE Live Inc., a Minnesota corporation (the “Company”), to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock currently outstanding and/or of certain shares of Company Common Stock to be issued upon exercise of currently outstanding warrants to purchase Company Common Stock. Please complete and return this questionnaire to the attention of Damon Schramm, General Counsel, either by mail to 6740 Shady Oak Rd., Eden Prairie, MN 55344, or by fax to 952-449-9353. Please return the questionnaire by [Day], [Month Day], 20[__] or sooner, if possible. Call Damon Schramm at 952-943-6889 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please correct your name and/or address if not correct below

Name:

Address:

2.	Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own* and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options, warrants or other derivative securities. See Question #3).

3.	Please list any outstanding options and warrants to purchase Company Common Stock or other derivative securities to acquire Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	Please list the number of shares of Common Stock listed under Question #2 above that you wish to include in the Registration Statement.

5.	Please list the number of shares of Common Stock underlying warrants listed under Question #3 above that, upon exercise of such warrants, you wish to include in the Registration Statement.

6.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

7.	If you are an entity, please identify the natural person(s) who exercises sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3.

8.	Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

9.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

10.	If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

11.	With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

12.	Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 12 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 12.

The undersigned, a Selling Shareholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify Damon Schramm, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated: ___________ __, 20___

By:
Name:
Its:

APPENDIX A
To Exhibit D

Certain Terms Used in Questionnaire

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

APPENDIX B

To Exhibit D

PLAN OF DISTRIBUTION

We are registering for resale by the selling shareholders and certain transferees a total of _________ shares of common stock, of which _______ shares are issued and outstanding and up to ______shares are issuable upon exercise of warrants. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock, although we may receive up to $_____ upon the exercise of all of the warrants by the selling shareholders. We will bear all fees and expenses incident to our obligation to register the shares of common stock. If the shares of common stock are sold through broker-dealers or agents, the selling shareholder will be responsible for any compensation to such broker-dealers or agents.

The selling shareholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus.

The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders will sell their shares of common stock subject to the following:

•	all of a portion of the shares of common stock beneficially owned by the selling shareholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the OTC Bulletin Board Market, any national securities exchange or quotation service on which the shares of our common stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

•	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

•	some or all of the shares of common stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling shareholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of common stock short and deliver shares of common stock to close out short positions or loan or pledge shares of common stock to broker-dealers or agents that in turn may sell such shares;

•	in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders and may receive commissions from the purchasers of the shares of common stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of common stock from or through such broker-dealer or agent. We have been advised that, as of the date hereof, none of the selling shareholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock; and

•	in connection with any other sales or transfers of common stock not prohibited by law.

The selling shareholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling shareholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling shareholder may also transfer, devise or gift the shares of common stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling shareholder under this prospectus.

If required at the time a particular offering of the shares of common stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will bear all expenses of the registration of the shares of common stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling shareholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling shareholders, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling shareholder will be entitled to contribution. We will be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit E

SECURITY ISSUANCE WORKSHEET

[See Attached]

Page E-1